AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)

UNAUDITED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014
AND FOR THE PERIOD FROM APRIL 22, 2014
(DATE OF INCEPTION) TO JUNE 30, 2014

Contents

AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Balance Sheet
(Unaudited)

ASSETS

Current Assets	
Cash	-
Total Current Assets	-
TOTAL ASSETS	-
LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	
Current Liabilities	
Due to Related Party	331
Total Current Liabilities	331
TOTAL LIABILITIES	331
Stockholders' Equity (Deficit)	
Preferred stock, ($.0001 par value, 5,000,000 shares authorized; none issued and outstanding.)	-
Common stock ($.0001 par value, 100,000,000 shares authorized; 10,000,000 shares issued and outstanding as of June 30, 2014)	1,000
Additional paid-in capital	2,119
Deficit accumulated during development stage	(3,450)
Total Stockholders' Equity (Deficit)	(331)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	-

See Notes to Financial Statements.

AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Statement of Operations
(Unaudited)

	April 22, 2014 (inception) through June 30, 2014
Revenues	
Revenues	-
Total Revenues	-
General & Administrative Expenses	
General and administrative expenses	3,450
Total General & Administrative Expenses	3,450
Net Loss	(3,450)
Basic loss per share	(0.00)
Weighted average number of common shares outstanding	10,000,000

See Notes to Financial Statements.

AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Statement of Cash Flows
(Unaudited)

	April 22, 2014 (inception) through June 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES	
Net income (loss)	(3,450)
Changes in working capital	1,000
Net cash provided by (used in) operating activities	(2,450)
CASH FLOWS FROM INVESTING ACTIVITIES	
Net cash provided by (used in) investing activities	-
CASH FLOWS FROM FINANCING ACTIVITIES	
Additional paid-in Capital	2,119
Proceeds from related party	331
Net cash provided by (used in) financing activities	2,450
Net increase (decrease) in cash	-
Cash at beginning of year	-
Cash at end of year	-
NONCASH INVESTING AND FINANCING ACTIVITIES:	
Common stock issued for services rendered	1,000
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:	
Interest paid	-
Income taxes paid	-

See Notes to Financial Statements.

AMERICATOWNE Inc. (formerly ALPINE 5 Inc.)
(A Development Stage Company)
Notes to Financial Statements
For the Period from April 22, 2014 (inception) to June 30, 2014

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

AMERICATOWNE INC (formerly ALPINE 5 Inc.) (the "Company") was incorporated under the laws of the State of Delaware on April 22, 2014 and has been inactive since inception. The Company intends to serve as a vehicle to effect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business.

On June 18, 2014, the sole officer and director of ALPINE 5 Inc. (the "Company"), Richard Chiang, entered into a Share Purchase Agreement (the "SPA") pursuant to which he entered into an agreement to sell an aggregate of 10,000,000 shares of his shares of the Company's common stock to Yilaime Corporation ("Yilaime") at an aggregate purchase price of $40,000. These shares represent 100% of the Company's issued and outstanding common stock. Effective upon the closing date of the Share Purchase Agreement, June 26, 2014, Richard Chiang executed the agreement and owned no shares of the Company's stock and Yilaime was the sole majority stockholder of the Company.

Yilaime was incorporated on January 1, 2013 in Las Vegas, Nevada. Yilaime provides "innovative solutions for global trade and business" focusing on exporting to China goods and services.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Company" as set forth in Financial Accounting Standards Board ASC 915. Among the disclosures required by ASC 915 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. There were no current or deferred Income tax expenses or benefits due to the Company not having any material operations for period ended June 30, 2014.

Basic Earnings (Loss) per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic net loss per share amounts is computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

NOTE 3. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established any source of revenue to cover its operating costs. The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4. RELATED PARTY TRANSACTIONS

The former officer and director of the Company has performed services for the Company during the period the value of which was $1,000, in exchange for 10,000,000 shares of common stock. The former officer and director also paid the operating expenses of $2,119 for the company and recorded as additional paid-in capital.

The major officer paid $331 for some general and administrative expenses during the quarter ended June 30, 2014.

NOTE 5. SHAREHOLDER'S EQUITY

Upon formation, the Board of Directors issued 10,000,000 shares of common stock to the founding shareholder of the Company.

On June 18, 2014, the sole officer and director of ALPINE 5 Inc. (the "Company"), Richard Chiang, entered into a Share Purchase Agreement (the "SPA") pursuant to which he entered into an agreement to sell an aggregate of 10,000,000 shares of his shares of the Company's common stock to Yilaime Corporation ("Yilaime") at an aggregate purchase price of $40,000. These shares represent 100% of the Company's issued and outstanding common stock. Effective upon the closing date of the Share Purchase Agreement, June 26, 2014, Richard Chiang executed the agreement and owned no shares of the Company's stock and Yilaime was the sole majority stockholder of the Company.

The stockholders' equity section of the Company contains the following classes of capital stock as of June 30, 2014:

- Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 10,000,000 shares issued and outstanding
- Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6. SUBSEQUENT EVENTS

On July 21, 2014, the majority shareholder of the Company dismissed Anton & Chia LLP ("A&C) as the independent registered public accounting firm for the Company effective immediately prior to its filing of its Quarterly Report on Form 10-Q for the quarter ending June 30, 2014 ("Second Quarter 10-Q"). Other than an explanatory paragraph included in audit report of A&C for the Company's period ended April 30, 2014, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of A&C on the Company's financial statements for the period ended April 30, 2014, and through July 21, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

From April 22, 2014 (inception) and through the date of this Current Report on Form 8-K, (1) there were no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Contemporaneous with this action, on the same day, and upon approval of the Company's majority shareholder, the Company engaged YSL & Associates LLC ("YSL"), as the Company's independent accountant to audit the Company's financial statements and to perform reviews of interim financial statements. During April 22, 2014 (inception), through July 21, 2014, neither the Company nor anyone acting on its behalf consulted with A&C regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by A&C on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with A&C or a reportable event with respect to A&C; (iii) the type of audit opinion that might be rendered on the Company's financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that A&C concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

As previously disclosed on Form 8-K, filed on August 8, 2014, the Company entered into two material definitive agreements. On July 16, 2014 the Company entered into an agreement for consulting services with Global Wisdom Group Inc. The agreement provides services related to financial accounting preparation for the Company's exchange act filing requirements. The terms are as follows the agreement is month to month with a 30 day termination clause, the compensation is $125.00 dollars to $325.00 dollars per hour based upon the complexity of services provided. An initial retainer of $2,500 was paid for this engagement.

On August 5, 2014 the Company entered into an agreement for consulting services with Tech Associates Inc. The agreement provides corporate advisory services and guidance in reviewing private placement memorandums, asset purchase agreements, coordination of legal counsel, auditors, and creating a roadmap for the Company to become publicly-traded on the Over-the-Counter Bulletin Board as its initial listing venue. The terms are as follows; the agreement is for a period of six months, with an option to extend for two additional six month terms for a total of 18 months, subject to termination provisions. The compensation is $2,500 per month, and if the option to extend is exercised after the initial 6 month term, the Company shall provide compensation of 100,000 shares of its restricted common stock in addition to the monthly retainer.